Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

In re:	)	Case No. 02 B 12059 (Jointly Administered)
)
HA 2003, INC. formerly known as	)	Chapter 11
HA-LO INDUSTRIES, INC., et al.,	)
	)	Hon. Carol A. Doyle
Debtors and	)
Debtors-in-Possession,

DEBTORS’ POST-SALE MONTHLY OPERATING REPORT

FOR THE PERIOD FROM OCTOBER 1, 2003 THROUGH OCTOBER 31, 2003

FILED
UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS

DEC 23 2003

KENNETH S. GARDNER, CLERK
PS REP. - CC

Neal L. Wolf (IL ARDC No. 6186361)
Todd L. Padnos (IL ARDC No. 6209679)
Brett J. Kitei (admitted pro hac vice)
LeBOEUF, LAMB, GREENE & MACRAE, LLP
One Embarcadero Center, 4th Floor
San Francisco, CA 94111
Telephone: (415) 951 1100
Facsimile: (415) 951 1180

Counsel for Debtors and Debtors-in-Possession

HA2003, Inc., formerly known as HA-LO Industries, Inc. (“HA-LO”), and its wholly-owned subsidiaries, LW2003, Inc., formerly known as Lee Wayne Corporation (“Lee Wayne”), and Starbelly.com, Inc. (“Starbelly”), debtors and debtors-in-possession in these Chapter 11 cases (collectively, the “Debtors”), (1) hereby submit this post-sale monthly operating report for the period from October 1, 2003 through October 31, 2003.

The customary reporting format provides for financial information of a debtor operating a business.  On May 14, 2003, HA-LO and Lee Wayne sold substantially all of their assets to two affiliates of H.I.G. Capital, LLC.  These assets included all operating assets of the Debtors.  As a result, the Debtors are no longer operating a promotional products business.  Given the foregoing, the format for this report has been modified.

Dated: December 22, 2003	Respectfully submitted,

/s/ Brett J. Kitei
Neal L. Wolf (IL ARDC No. 6186361)
Todd L. Padnos (IL ARDC No. 6209679)
Brett J. Kitei (admitted pro hac vice)
LeBoeuf, Lamb, Greene & MacRae, LLP
One Embarcadero Center, 4th Floor
San Francisco, CA 94111
Telephone: (415) 951 1100
Facsimile: (415) 951 1180
Counsel for Debtors and Debtors-in-Possession

(1) On May 14, 2003, HA-LO and Lee Wayne sold substantially all of their assets to two affiliates of H.I.G. Capital, LLC (the “HIG Buyer”). In connection with this sale, HA-LO and Lee Wayne sold their rights to the names HA-LO and Lee Wayne to the HIG Buyer, subject to the reservation of HA-LO’s and Lee Wayne’s right to use such name in connection with its Chapter 11 case.  Thereafter, pursuant to the terms of the Order entered by the Bankruptcy Court on April 4, 2003 authorizing such asset sale, HA-LO and Lee Wayne changed their names to HA2003, Inc. and LW2003, Inc., respectively.  Notwithstanding the foregoing, HA2003, Inc. formerly known as HA-LO Industries, Inc. is referred to herein as HA-LO.  The use of this definition is for the convenience of the parties to this lawsuit and should not be confused with any business being operated presently by the HIG Buyer under the name of HA-LO.

2

TABLE OF CONTENTS

Monthly Operating Report
HA-LO INDUSTRIES, INC. (Case No. 02 B 12059)

For the period of October 1, 2003 through October 31, 2003

Tab A:	Consolidated Balance Sheet

Tab B:	Cash Receipts

Tab C:	Cash Disbursements

Tab D:	Accounts and Notes Receivable

Tab E:	Accounts Payable

Tab F:	Tax Questionnaires

Tab G:	Declaration under Penalty of Perjury

Exhibit A

HA2003, Inc.

Monthly Operating Report - October 2003

Case No. 02 B 12059 (Jointly Administered)

Balance Sheet as at October 30, 2003

	HA2003, Inc.	LW2003, Inc.	Starbelly.com	Consolidated

ASSETS
Current Assets
Unrestricted Cash and Cash Equivalents	7,765,991	3,715	—	7,769,706
Accounts Receivable	2,946,651	(388)	—	2,946,262
Note Receivable	5,952,463	—	—	5,952,463
Inventories	—	—	—	—
Prepaid Expenses	123,367	—	—	123,367
Professional Retainers	—	—	—	—
Other Current Assets	—	—	—	—
TOTAL CURRENT ASSETS	16,788,471	3,327	—	16,791,797
Property and Equipment				—
Real Property and Improvements	—	—	—	—
Machinery and Equipment	—	—	—	—
Furniture, Fixtures and Office Equipment	—	—	—	—
Leasehold Improvements	—	—	—	—
Vehicles	—	—	—	—
Less Accumulated Depreciation	—	—	—	—
TOTAL PROPERTY & EQUIPMENT	—	—	—	—
Other Assets				—
Loans to Insiders	—	—	—	—
Other Assets	—	—	—	—
TOTAL OTHER ASSETS	—	—	—	—
TOTAL ASSETS	16,788,471	3,327	—	16,791,797

LIABILITIES AND OWNER EQUITY
Liabilities Not Subject to Compromise (Postpetition)
Accounts Payable	—	—	—	—
Taxes Payable	115,870	—	—	115,870
Wages Payable	—	—	—	—
Notes Payable	—	—	—	—
Reant/Leases - Building/Equipment	—	—	—	—
Professional Fees	2,069,676	—	—	2,069,676
Amounts due Insiders	—	—	—	—
Other Postpetition Liabilities	—	41,666	—	41,666
TOTAL POSTPETITION LIABILITIES	2,185,546	41,666	—	2,227,212
Liabilities Subject to Compromise (Pre-petition)				—
Secured Debt	—	—	—	—
Priority Debt	—	—	—	—
Unsecured Debt	36,439,411	8,054,233	5,105,738	49,599,381
TOTAL PRE-PETITION LIABILITIES	36,439,411	8,054,233	5,105,738	49,599,381
				—
TOTAL LIABILITIES	38,624,957	8,095,898	5,105,738	51,826,593
				—
Owners Equity				—
Capital Stock	461,385,054	1,000	—	461,386,054
Additional Paid in Capital	—		—	—
Partners’ Capital Account	—		—	—
Owners Equity Account	—		—	—
Retained Earning - Pre-petition	(80,420,662)	6,991,016	(305,135,251)	(378,564,897)
Retained Earning - Postpetition	(390,248,093)	(15,084,588)	300,029,513	(105,303,168)
Adjustments to Owners Equity	(12,552,785)	—	—	(12,552,785)
Postpetition Contributions	—	—		—
NET OWNERS EQUITY	(21,836,486)	(8,092,572)	(5,105,738)	(35,034,796)
				—
TOTAL LIABILITIES AND OWNER EQUITY	16,788,471	3,327	0	16,791,797

Exhibit B

HA2003, Inc.

Case No. 02 B 12059 (Jointly Administered)

Monthly Operating Report - October 2003

Cash Receipts

Date	Description	Receipts	Note

10/03/03	Marc Simon	50,000.00	funds from escrow for 10/03 severence
10/03/03	Staples	69,150.73	preference settlement
10/03/03	Alpi International Ltd	18,000.00	preference settlement
10/03/03	American Greenwood Inc	9,000.00	preference settlement
10/03/03	Arizona Sun Products, Inc	4,500.00	preference settlement
10/03/03	Bolle	4,800.00	preference settlement
10/03/03	Beltsville Plastic Products Company	666.00	preference settlement
10/03/03	Chemical Light Inc	4,000.00	preference settlement
10/03/03	Communication Graphic	1,200.00	preference settlement
10/03/03	Design FX	6,666.66	preference settlement
10/03/03	DRI MARK PRODUCTS, INC	9,329.00	preference settlement
10/03/03	Encore Etch, Inc	250.00	preference settlement
10/03/03	Executive Line	2,500.00	preference settlement
10/03/03	Grumpes	1,000.00	preference settlement
10/03/03	Innovation Specialties	4,000.00	preference settlement
10/03/03	Textile Products	5,500.00	preference settlement
10/03/03	Pacific Screenprint International, Inc	1,936.25	preference settlement
10/03/03	Petersen & Lefkofsky PC	2,000.00	preference settlement
10/03/03	Rainmen USA, Inc	2,100.00	preference settlement
10/03/03	Shockwaves Promotional Apparel	5,000.00	preference settlement
10/03/03	Smart Dimensions Inc	6,000.00	preference settlement
10/03/03	Vonco Products, Inc	2,172.74	preference settlement
10/03/03	Western Badge & Trophy Co	3,166.67	preference settlement
10/03/03	State of Michigan	2,165.00	Lee Wayne 2002 single business tax refund
10/06/03	Sopuch Arnett Higgins Y Gaubert LLP	6,000.00	preference settlement
10/09/03	Todays Staffing	19,352.94	preference settlement
10/16/03	3 Strikes Cusom Design	500.00	preference settlement
10/16/03	Advertising Specialty Institute	12,000.00	preference settlement
10/16/03	Ashland Graphic Arts	1,817.50	preference settlement
10/16/03	American Cube Corp	2,675.92	preference settlement
10/16/03	Birmingham Printing and Publishing	5,500.00	preference settlement
10/16/03	Diversified Adtee	500.00	preference settlement
10/16/03	Douglas Stephens Plastics, Inc	2,191.99	preference settlement
10/16/03	FJ&M dba Winner Mater Sportswear	3,000.00	preference settlement
10/16/03	Fanda Enterprises	2,000.00	preference settlement
10/16/03	Flents Products Company	4,300.00	preference settlement
10/16/03	Goodhope Bags Industries Inc	2,455.00	preference settlement
10/16/03	Interall	1,500.00	preference settlement
10/16/03	Marketing Innovators	20,124.24	preference settlement
10/16/03	Simon Pearce	4,700.00	preference settlement
10/16/03	The Americanna Corp	2,250.00	preference settlement
10/16/03	The Coleman Company	1,897.66	preference settlement
10/16/03	Top Apparel Inc dba One Stop	4,000.00	preference settlement
10/16/03	Traffic Works	1,000.00	preference settlement
10/16/03	Waldor Products	5,000.00	preference settlement
10/16/03	Wisconsin Knitwear	1,500.00	preference settlement
10/22/03	Jumbo CD interest	5,833.33
10/22/03	AMC Holding	26,629.00	preference settlement
10/22/03	Beachline Corporation	2,000.00	preference settlement
10/22/03	Cardinal Industries	5,000.00	preference settlement
10/22/03	Carlson Craft	6,100.00	preference settlement

1

Date	Description	Receipts	Note
10/22/03	Corporate Image, Inc.	2,900.00	preference settlement
10/22/03	Curtis 1000, Inc	4,800.00	preference settlement
10/22/03	E.A. Dion Incorporated	17,000.00	preference settlement
10/22/03	Dixie Seal & Stamp Co	700.00	preference settlement
10/22/03	Earl Butler & Associates	11,600.00	preference settlement
10/22/03	Encore Etch, Inc	250.00	preference settlement
10/22/03	ETS Express, Inc	6,000.00	preference settlement
10/22/03	Fiberlok	6,219.42	preference settlement
10/22/03	Flents Products Company, Inc.	300.00	preference settlement
10/22/03	Gemaco Playing Card Co	2,350.00	preference settlement
10/22/03	Smart Dimensions Inc	6,000.00	preference settlement
10/22/03	The Americana Company	2,700.00	preference settlement
10/22/03	Western Badge & Trophy Co	3,166.67	preference settlement
10/31/03	Forefront Staffing, Inc.	1,110.00	preference settlement
10/31/03	AAA Glass	1,000.00	preference settlement
10/31/03	Acme Specialties dba Grumpe’s	1,000.00	preference settlement
10/31/03	Ad-Tek Specialties, Inc.	5,100.00	preference settlement
10/31/03	Berney-Karp, Inc	1,000.00	preference settlement
10/31/03	Chemical Light, Inc	4,000.00	preference settlement
10/31/03	Custom Craft Plastics	1,000.00	preference settlement
10/31/03	Distinctive Brands Limited	1,000.00	preference settlement
10/31/03	Emporium Leather Co., Inc.	800.00	preference settlement
10/31/03	Design FX	6,666.66	preference settlement
10/31/03	Gary Plastic (Garyline)	7,000.00	preference settlement
10/31/03	Lewis Label Products	7,691.06	preference settlement
10/31/03	Molenaar, Inc	4,650.00	preference settlement
10/31/03	Rainmen USA, Inc.	2,100.00	preference settlement
10/31/03	Tropar Manufacturing Co., Inc.	1,169.69	preference settlement
10/22/03	Beanstalk	371,562.50	7th of 8 payments on $2.9MM note
10/31/03	MM Inerest	216.01

	Total	845,983

Exhibit C

HA2003, Inc.

Case No. 02 B 12059 (Jointly Administered)

Monthly Operating Report - October 2003

Cash Disbursements

Clear Date	Check Date	Check #	Description	Disbursements	Note

10/06/03	09/22/03	1023	ComEd	(11,624)	Oak Brook - unbilled electric 11/2001 to 1/2003, net of $5,178.69 rent credit
10/08/03	10/03/03	1024	Piper Rudnick	(490,754)	professional fees
10/08/03	10/03/03	1026	UPS	(31)
10/08/03			ADP Payroll fees	(80)
10/09/03	10/03/03	1027	Fasken Martineau	(1,942)	Cdn $2,605.02 - legal fees related to Nerok and Westminster sale
10/14/03	10/03/03	1025	LeBoeuf, Lamb, Greene & McRae	(131,943)	professional fees
10/14/03			LaSalle Bank - Fee for Commerical Services	(49)
10/15/03	10/13/03	1030	FedEx	(20)
10/16/03	10/13/03	1029	Neal, Gerber & Eisenberg	(39,930)	professional fees
10/20/03	09/15/03	1019	Level 3 Communications	(2,000)	administrative expense per order entered 8/29/2003
10/23/03	10/13/03	1028	Bank One	(21,000)	annual fees for 6 escrow accounts ($3,500 each)
10/29/03	10/13/03	1031	Treasurer of the State of Ohio	(5,983)	Halo - 2002 franchise taxes
10/31/03	10/13/03	1032	Treasurer of the State of Ohio	(224)	Lee Wayne - 2002 franchise tax
10/31/03	10/13/03	1033	Treasurer of the State of Ohio	(50)	Starbelly - 2002 franchise tax
10/31/03			ADP TX/FINCL SVC ADP - TAX	(8,068)	MSS - Taxes for November Severence $50k
10/31/03			ADP TX/FINCL SVC ADP - TAX	(11,943)	MSS - Taxes for November Severence $50k

			Total	(725,639)

Exhibit D

HA2003, Inc.

Case No. 02 B 12059 (Jointly Administered)

Monthly Operating Report - October 2003

Accounts and Notes Receivable

Premier - intercompany	2,804,414
HIG - assumed float	141,848
Beanstalk - note receivable	362,500
Ha-Lo Holdings, BV (HIG) - note receivable	4,589,963
Upshot Escrow	1,000,000

Total	8,898,725

Exhibit E

HA2003, Inc.
Monthly Operating Report - October 2003
Case No. 02 B 12059 (Jointly Administered)

Accounts Payable

Mayer Brown Rowe	3,402
Petersen & Lefkofsky	575
Fasken Martineau Dumoulin	2,413
Logan & Co	16,649
Wildman Harrold Allen & Dixon	25,863
Sachnoff & Weaver	34,603
Ungaretti & Harris	4,064
Ernst & Young	6,056
FTI Consulting*	42,500
Piper Rudnick*	500,000
Saul Ewing*	31,996
Silverman Consulting	171,877
Sperling & Slater*	552,963
Neal Gerber & Eisenberg*	85,000
LeBoeuf, Lamb Greene & McRae*	452,730
Alix Partners*	100,000
Salans*	38,986

Total	2,069,676.34

* estimate

Exhibit F

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME: HA2003, INC.	CASE NO.: 02 B 12059

FOR OCTOBER 1 THRU OCTOBER 31, 2003

TAX QUESTIONNAIRE

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis.  Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.	Federal Income Taxes	Yes ☒	No ☐

2.	FICA withholdings	Yes ☒	No ☐

3.	Employee’s withholdings	Yes ☒	No ☐

4.	Employer’s FICA	Yes ☒	No ☐

5.	Federal Unemployment Taxes	Yes ☒	No ☐

6.	State Income Tax	Yes ☒	No ☐

7.	State Employee withholdings	Yes ☒	No ☐

8.	All other state taxes	Yes ☐	No ☒

If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

Item 8

•                  Michigan Foreign Corporation Fee, $23,870 due May 15, 2002 (form not received until September).

•                  Delaware Franchise Tax, $92,000 due December 1, 2002.

•                  The aforementioned taxes have not been paid pending resolution of issues relating to authorized, issued and outstanding stock and related capital, the basis for these taxes.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME: LW2003, INC.	CASE NO.: 02 B 13224

FOR OCTOBER 1 THRU OCTOBER 31, 2003

TAX QUESTIONNAIRE

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis.  Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.	Federal Income Taxes	Yes ☒	No ☐

2.	FICA withholdings	Yes ☒	No ☐

3.	Employee’s withholdings	Yes ☒	No ☐

4.	Employer’s FICA	Yes ☒	No ☐

5.	Federal Unemployment Taxes	Yes ☒	No ☐

6.	State Income Tax	Yes ☒	No ☐

7.	State Employee withholdings	Yes ☒	No ☐

8.	All other state taxes	Yes ☒	No ☐

If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME: STARBELLY.COM	CASE NO.: 02 B 13221

FOR OCTOBER 1 THRU OCTOBER 31, 2003

TAX QUESTIONNAIRE

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis.  Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.	Federal Income Taxes	Yes ☐	No ☐

2.	FICA withholdings	Yes ☐	No ☐

3.	Employee’s withholdings	Yes ☐	No ☐

4.	Employer’s FICA	Yes ☐	No ☐

5.	Federal Unemployment Taxes	Yes ☐	No ☐

6.	State Income Tax	Yes ☐	No ☐

7.	State Employee withholdings	Yes ☐	No ☐

8.	All other state taxes	Yes ☐	No ☐

If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

NOT APPLICABLE

Exhibit G

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

DECLARATION UNDER PENALTY OF PERJURY

I, Marc S. Simon, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

/s/ Marc S. Simon, CEO
For the Debtor In Possession (Trustee)

Print or type name and capacity of person signing this Declaration:

Marc S. Simon
CEO
DATED:	Nov. 21, 2003